UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2019

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut		06477
(Address of principal executive offices)		(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 24, 2019, Avangrid, Inc. (the “Corporation”) issued a press release announcing its financial results for the three-month period ended March 31, 2019. A copy of the Corporation’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The Corporation will conduct an audio-only financial presentation on Thursday, April 25, 2019, beginning at 10:00 a.m. Eastern Time. The Corporation’s executive management will present an overview of the financial results followed by a question and answer session. Interested parties, including analysts, investors and the media, are able to listen live via the internet by logging onto the investor relations section of the Corporation’s website at http://www.avangrid.com. Institutional investors can access the conference via Thomson Street Events (www.streetevents.com), a password-protected event management site. A copy of the Corporation’s presentation is furnished herewith as Exhibit 99.2 and incorporated by reference herein.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in Item 2.02 and 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The presentation contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 8.01	Other Events.

On April 11, 2019, the Corporation issued a press release announcing that the board of directors of the Corporation had declared a quarterly dividend of $0.44 per share on its common stock. This dividend is payable July 1, 2019, to shareholders of record at the close of business on June 7, 2019. A copy of the Corporation’s press release is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 24, 2019

99.2	First Quarter 2019 Earnings Presentation

99.3	Press Release dated April 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Douglas Stuver
Name:	Douglas Stuver
Title:	Senior Vice President – Chief Financial Officer

Dated: April 24, 2019

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